                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Russell R. Roth, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Las Vegas Gaming, Inc. for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Las Vegas Gaming, Inc.


                                         By:       /s/  Russell  R.  Roth
                                                   ----------------------
                                       Name:       Russell  R.  Roth

                                      Title:       Principal  and  Chief
                                                   Executive  and  Financial
                                                   Officer, President,
                                                   Treasurer  and  Secretary


                                       Date:       May  15,  2003